                                                                     EXHIBIT 1.1


                                3,900,000 Shares

                             INFORMATION MANAGEMENT
                                ASSOCIATES, INC.

                                  Common Stock

                                 (No Par Value)


                             UNDERWRITING AGREEMENT
                             ----------------------


                                                                __________, 1997



Alex. Brown & Sons Incorporated
Robertson, Stephens & Company, LLC
Soundview Financial Group, Inc.
As Representatives of the Several Underwriters
c/o  Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

     Information Management Associates, Inc., a Connecticut corporation (the "Company"), and certain shareholders of the Company (the "Selling Shareholders") propose to sell to the several underwriters (the "Underwriters") named in
Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 3,900,000 shares of the Company's Common Stock, no par value (the "Firm Shares"), of which 2,800,000 shares will be sold by the Company and 1,100,000 shares will be sold by the Selling Shareholders. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names in Schedule II hereto. The Company and the Selling Shareholders are sometimes referred to herein collectively as the "Sellers." The Selling Shareholders also propose to sell at the Underwriters' option an aggregate of up to 585,000 additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

     As the Representatives, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Underwriting Agreement (this "Agreement") on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in
Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option, in whole or in part, for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1.   Representations and Warranties of the Company and the Selling Shareholders.
     --------------------------------------------------------------------------

          (a) The Company represents and warrants to each of the Underwriters as follows:

               (i) A registration statement on Form S-1 (File No. 333-_____) with respect to the Shares has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission on the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (a) the form of prospectus first filed with the Commission pursuant to Rule 424(b) under the Act, (b) if no filing pursuant to Rule 424(b) is required and a term sheet in accordance with Rules 434 and 424(b)(7) is not used, the form of prospectus included in the Registration Statement at the time of effectiveness or (c) if a term sheet is used, the form of preliminary prospectus included in the Registration Statement at the time of effectiveness that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with the term sheet or abbreviated term sheet filed with the Commission in accordance with the provisions of Rule 434 and Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include any supplements or amendments thereto filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters. Any reference herein to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission on EDGAR.

               (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Connecticut, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. Each of the subsidiaries of the Company as listed in
          Exhibit 21 to Item 16(a) of the Registration Statement (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be qualified would not have a material adverse effect on the earnings, business, management, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

               (iii) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; the portion of the Shares to be issued and sold by the Company have been duly authorized and, when issued and paid for as contemplated herein, will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

               (iv)  The information set forth under the caption
          "Capitalization" in the Prospectus is true and correct. All of the Shares conform to the description thereof contained in the Registration Statement. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation.

               (v) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus will contain, all statements which are required to be stated therein by, and will conform, to the requirements of the Act and the Rules and Regulations. The Registration Statement does not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus does not contain, and will not contain, any untrue statement of material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof.

               (vi) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company and the Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial data included in the Registration Statement presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

               (vii) Arthur Andersen LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

               (viii) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened or contemplated against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which, if determined adversely to the Company or any of its Subsidiaries, might result in a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement.

               (ix) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company and the Subsidiaries occupy or have validly subleased their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement.

               (x) The Company and the Subsidiaries have filed all Federal, state, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due, except for assessments being contested in good faith and filings and payments not yet made, but in each case for which adequate reserves have been provided to the extent required by GAAP. All tax liabilities have been adequately provided for in the financial statements of the Company.

               (xi) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement.

               (xii) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Certificate of Incorporation ("Charter") or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default could have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Charter or By-laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

               (xiii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

               (xiv) The Company and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate Federal, state, local or foreign regulatory agencies or bodies necessary to the conduct of their business, and are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to possess or comply with such Governmental Licenses would not, singly or in the aggregate, have a Material Adverse Effect neither the Company nor any Subsidiary has received any notice of proceedings relating to or is otherwise aware of a revocation or modification of any Governmental License which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or funding, would have a Material Adverse Effect.

               (xv) The Company and the Subsidiaries own or possess adequate licenses or other rights to use the patents, patent rights, inventions, copyrights, trademarks, service marks, trade names, trade secrets, know-how or other intellectual property (collectively, "Intellectual Property") described in the Prospectus as owned or used by them or which is necessary to the conduct of their business as described in the Prospectus. To the knowledge of the Company, none of the Intellectual Property rights owned or licensed by the Company are unenforceable or invalid. Neither the Company nor any Subsidiary is aware of any infringement of or conflict with asserted rights or claims of others with respect to any of the Company's products or Intellectual Property which, if the subject of any unfavorable decision, ruling or funding, could have a Material Adverse Effect. Neither the Company nor any Subsidiary is aware of any infringement of any of the Intellectual Property rights by any third party.

               (xvi) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder (the "1940 Act").

               (xvii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xviii) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is prudent for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

               (xix) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal

          Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (xx) Except as would not, singly or in the aggregate, have a Material Adverse Effect, (A) neither the Company nor any Subsidiary is in violation of any Federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
          (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any Subsidiary relating to any Environmental Laws.

               (xxi) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with
                          ----------------------------------------------------
          Cuba, and the Company further agrees that if it commences engaging in
          ----
          business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

               (xxii) No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (b) Each of the Selling Shareholders severally and not jointly represents and warrants as to each such Selling Shareholder as follows:

               (i) On the Closing Date and the Option Closing Date (as such dates are hereinafter defined), each Underwriter that is a bona fide purchaser within the meaning of the Uniform Commercial Code (the "Code") will acquire, upon payment therefor, the interest of such Selling Shareholder in the Firm Shares or the Option Shares, as the case may be, free and clear of any adverse claim, as defined in the Code.

               (ii) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, the power of attorney appointing certain individuals as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") relating to the transactions contemplated hereby (the "Power of Attorney") and the custody agreement signed by such Selling Shareholder and the Company, as custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "Custody Agreement") and to perform its obligations under such agreements. The execution and delivery of this Agreement, the Power of Attorney and the Custody Agreement, and the consummation by such Selling Shareholder of the transactions contemplated hereby and thereby and the fulfillment by such Selling Shareholder of the terms hereof and thereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Shareholder, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

               (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, such Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

               (iv) (A) Each such Selling Shareholder that is a Management Selling Shareholder (the Management Selling Shareholders being defined as the Selling Shareholders marked with an "+" on Schedule II) has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, and is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the Company or any of the Subsidiaries.

                    (B) Each such Selling Shareholder other than the Management Selling Shareholders is familiar with the Registration Statement and has no actual knowledge that the representations and warranties of the Company contained in this Section 1 are not true and correct, and has no actual knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected the Company or any of the Subsidiaries.

               (v) The sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement.

               (vi) The information pertaining to such Selling Shareholder in the Prospectus, including without limitation under the caption "Principal and Selling Shareholders," is complete and accurate in all material respects.

2.   Purchase, Sale and Delivery of the Firm Shares.
     ----------------------------------------------

          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $___ per share, the number of Firm Shares set forth opposite the name of each Underwriter in
     Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.

          (b) Payment for the Firm Shares to be sold hereunder is to be made by wire transfer of same-day funds to an account for the Company for the Shares to be sold by it and to an account of the Company "as Custodian" for the Shares to be sold by the Selling Shareholders, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, at 10:00 a.m., Baltimore time, on the fourth business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

          (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company and the Attorney-in-Fact, setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. If the option granted hereby is exercised by the several Underwriters in part, the respective number of Option Shares to be sold by each of the Selling Shareholders listed on Schedule II shall be determined on a pro rata basis in accordance with the percentages of Option Shares set forth opposite their names on Schedule II, as adjusted by you in such manner to avoid fractional shares. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Attorney-in Fact. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date by wire transfer of same-day funds to an account of the Company "as Custodian" for the Option Shares to be sold by the Selling Shareholders, against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

          (d) Certificates in negotiable form, or option or warrant agreements together with properly executed notices of exercise, for the total number of the Shares to be sold hereunder by the Selling Shareholders have been placed in custody with the Company as custodian (the "Custodian") pursuant to the Custody Agreement executed by each Selling Shareholder for delivery of all Shares to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Shares represented by the certificates held in custody for the Selling Shareholders under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

          (e) If on the Closing Date or the Option Closing Date, as the case may be, any Selling Shareholder fails to sell the Shares which such Selling Shareholder has agreed to sell on such date as set forth in Schedule II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents Shares which such Selling Shareholder has failed to so sell, as set forth in Schedule II hereto, or such lesser number as may be requested by the Representatives.

3.   Offering by the Underwriters.
     ----------------------------

     It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.   Covenants of the Company and the Selling Shareholders.
     -----------------------------------------------------

          (a) The Company covenants and agrees with the several Underwriters that:

               (i) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, and (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations. To the extent applicable, the copies of the Registration Statement (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus furnished to the Underwriters shall be identical to the copies thereof electronically filed with the Commission on EDGAR, except to the extent permitted by Regulation S-T.

               (ii) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

               (iii) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

               (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives, at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), and of all amendments thereto, as the Representatives may reasonably request.

               (v) The Company will comply with the Act and the Rules and Regulations, and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel to the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

               (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

               (vii) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements. To the extent applicable, such reports and documents shall be identical to the copies thereof electronically filed with the Commission on EDGAR, except to the extent permitted by Regulation S-T.

               (viii) The Company will not issue, sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or enter into any agreement for such) for a period of 180 days after the date of this Agreement otherwise than hereunder or with the prior written consent of Alex. Brown & Sons Incorporated, except that the Company may, without such consent, (A) issue shares upon the exercise of options outstanding on the date of this Agreement issued pursuant to its 1991 Amended and Restated Stock Option Plan, 1996 Non-Employee Directors Stock Option Plan and 1996 Employee and Consultant Stock Option Plan, (B) grant options and offer to sell shares of Common Stock to its employees and directors pursuant to the plans listed in clause (A), provided that the Company will not grant any options which will become exercisable within 180 days after the date of this Agreement and (C) issue shares of Common Stock to its employees pursuant to the Employee Stock Purchase Plan, provided that the Company will not permit the withdrawal of such shares from the plan for 180 days after the date of this Agreement.

               (ix) The Company will use its best efforts to list, subject to notice of issuance, the Shares on the Nasdaq National Market.

               (x) The Company has caused to be furnished to you, on or prior to the date of this Agreement, a letter or letters executed by (i) each officer and director of the Company, substantially in the form attached hereto as Exhibit A-1; (ii) certain shareholders of the Company, substantially in the form attached hereto as Exhibit A-1 or A-2; and (iii) each holder of options to purchase Common Stock (other than the officers and directors referred to in clause (i) above), substantially in the form attached hereto as Exhibit A-3.

               (xi) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

               (xii) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the

          Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

               (xiii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

               (xiv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

          (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

               (i) Such Selling Shareholder has furnished to you, on or prior to the date of this Agreement, a letter or letters substantially in the form attached hereto as Exhibit A-1 or A-2 (such letters of the Selling Shareholders and the letters referred to in Section 4(a)(x) being collectively referred to as the "Lockup Agreements").

               (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, such Selling Shareholder agrees to deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (iii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

5.   Costs and Expenses.
     ------------------

     The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' invitation letter, the listing application, the Blue Sky survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees incurred in connection with securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares; the listing fee of the Nasdaq National Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. To the extent, if at all, that any Selling Shareholder engages special legal counsel to represent it in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Shareholder, except as otherwise provided in the registration rights agreements between the Company and certain Selling Shareholders. The Sellers shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulations and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof , or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Sellers shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

6.   Conditions of Obligations of the Underwriters.
     ---------------------------------------------

     The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

          (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

          (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

               (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Connecticut, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in each jurisdiction in which the Company or any Subsidiary maintains an office or owns or leases property; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record and, to such counsel's knowledge, beneficially, by the Company; and, to such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

               (ii) As of the date set forth under the caption "Capitalization" in the Prospectus, the Company has authorized and outstanding capital stock as set forth therein; the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the Company's Common Stock, including the Shares to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares, assuming they are in the form filed with the Commission, are in due and proper form; the shares of Common Stock, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no statutory preemptive rights and, to such counsel's knowledge, no contractual preemptive rights of stockholders exist with respect to any of the Shares or the issue or sale thereof.

               (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible into or exchangeable for or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

               (iv) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

               (v) The Registration Statement as of its effective date and the Prospectus as of its date comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and statistical information contained therein).

               (vi) The statements under the captions "Risk Factors--Shares Eligible for Future Sale; Registration Rights," "Risk Factors-- Antitakeover Provisions," "Certain Transactions," "Description of Capital Stock," and "Shares Eligible for Future Sale" in the Prospectus accurately summarize in all material respects the provisions of the laws and documents referred to therein.

               (vii) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and summaries of such contracts and documents contained in the Registration Statement or the Prospectus are accurate in all material respects.

               (viii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth in the Prospectus.

               (ix) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or By-laws of the Company, or any agreement listed as an exhibit to the Registration Statement.

               (x) This Agreement has been duly authorized, executed and delivered by the Company.

               (xi) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made.

               (xii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

               (xii) This Agreement has been duly authorized, executed and delivered on behalf of the Selling Shareholders.

               (xiv) Each Selling Shareholder has the legal right, power and authority, and any approval required by law (other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Shareholder under this Agreement.

               (xv) The Custody Agreement and the Power of Attorney executed and delivered by each Selling Shareholder are valid and binding.

               (xvi) On the Closing Date and the Option Closing Date, each Underwriter that is a bona fide purchaser within the meaning of the Code will acquire, upon payment therefor, the interest of such Selling Shareholder in the Firm Shares or the Option Shares, as the case may be, free and clear of any adverse claim, as defined in the Code.

          In rendering such opinion, LeBoeuf, Lamb, Greene & MacRae LLP may rely as to matters governed by the laws of states other than Connecticut or Federal laws on local counsel in such jurisdictions and as to the matters set forth in subparagraphs (xiii), (xiv) (xv) and (xvi) on opinions of other counsel representing the respective Selling Shareholders (provided that in each case LeBoeuf, Lamb, Greene & MacRae LLP shall state that they believe that they and the Underwriters are justified in relying on such other counsel) and, as to matters of fact, on the representations and warranties of such Selling Shareholders contained herein and in the Custody Agreement and the Power of Attorney. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, LeBoeuf, Lamb, Greene & MacRae LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (c) The Representatives shall have received from Ropes & Gray, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (iii), (iv), (x) and (xi) of Paragraph (b) of this Section 6, and that the Company is a duly organized and validly existing corporation under the laws of the State of Connecticut. In rendering such opinion Ropes & Gray may rely as to all matters governed other than by the laws of the Commonwealth of Massachusetts or Federal laws on the opinion of counsel referred to in Paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (d) The Representatives shall have received at or prior to the Closing Date from Ropes & Gray a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

          (e) You shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Arthur Andersen LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

          (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

               (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

               (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

               (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

               (iv) He has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration

          Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

               (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

          (g) The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

          (h) The Firm Shares and Option Shares, if any, shall have been approved for designation upon notice of issuance on the Nasdaq National Market.

          (i)  The Lockup Agreements shall be in full force and effect.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Ropes & Gray, counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Shareholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

     In such event, the Selling Shareholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.   Conditions of the Obligations of the Sellers.
     --------------------------------------------

     The obligations of the Sellers to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the condition that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.   Indemnification.
     ---------------

          (a) The Sellers jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Sellers shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided that the Selling Shareholders shall not be liable for indemnification pursuant to clause (iii) above; and provided further that with respect to the indemnity of each Selling Shareholder, other than the Principal Selling Shareholders (the Principal Selling Shareholders being defined as the Selling Shareholders marked with an "*" on Schedule II), the indemnity shall, in each case, apply only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus in reliance upon and in conformity with written information furnished by such Selling Shareholder specifically for use in the preparation thereof; and provided further that the Sellers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the

     Registration Statement, any Preliminary Prospectus or the Prospectus, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. Neither the Underwriters nor any such controlling person shall seek indemnification from the Selling Shareholders for any losses, claims, damages, expenses, or liabilities suffered by them unless either (i) they have first reduced their indemnification claims against the Company to judgment and such claims remain unsatisfied or (ii) the Company is then bankrupt, in which event the Underwriters and any such controlling person shall be entitled to seek indemnification from the Selling Shareholders for the unsatisfied portion of such losses, claims, damages, liabilities or expenses. In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 8(a) or breach of the representations contained in Section 1(b)(iv) or (v) exceed the proceeds, net of underwriting discounts and commissions, received by such Selling Shareholder from the Underwriters in the offering. This indemnity agreement will be in addition to any liability which the Sellers may otherwise have.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Regis tration Statement, the Selling Shareholders, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon
     (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus or the Prospectus, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in
     Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company and the Selling Shareholders in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
     Section 8(a) or (b) above in re spect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to
     Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds, net of underwriting discounts and commissions, received by such Selling Shareholder from the Underwriters in the offering. The Underwriters' obligations in Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus or the Prospectus, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
     Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
     Section 8.

9.   Default by Underwriters.
     -----------------------

     If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters, the Company or the Selling Shareholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.  Notices.
     -------

     All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention:
Syndicate; with a copy to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202. Attention: General Counsel; if to the Company or to the Attorney-in-Fact, to Information Management Associates, Inc., One Corporate Drive, Suite 414, Shelton, Connecticut 06484, Attention: General Counsel; with a copy to LeBoeuf, Lamb, Greene & MacRae LLP, Goodwin Square, 225 Asylum Street, Hartford, Connecticut 06103; Attention: Thomas L. Fairfield, Esq.; and if to a Selling Shareholder, to the address of such Selling Shareholder set forth on Schedule II hereto.

11.  Termination.
     -----------

     This Agreement may be terminated by you by notice to the Sellers as follows:

          (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

          (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company's common stock by the Commission on the Nasdaq National Market or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (c)  as provided in Sections 6 and 9 of this Agreement.

12.  Successors.
     ----------

     This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.  Information Provided by Underwriters.
     ------------------------------------

     The Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K under the Act and the information under the caption "Underwriting" in the Prospectus.

14.  Miscellaneous.
     -------------

     The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                    Very truly yours,

                                    INFORMATION MANAGEMENT ASSOCIATES, INC.


                                    By_______________________________
                                      Name:
                                      Title:

                                    Selling Shareholders listed on Schedule II


                                    By_______________________________
                                      Attorney-in-Fact

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first above written.

ALEX. BROWN & SONS INCORPORATED
ROBERTSON, STEPHENS & COMPANY, LLC
SOUNDVIEW FINANCIAL GROUP, INC.

As Representatives of the several
Underwriters listed on Schedule I

By: Alex. Brown & Sons Incorporated


By_____________________________
  Authorized Officer

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                         NUMBER OF
UNDERWRITER                             FIRM SHARES
                                      TO BE PURCHASED
Alex. Brown & Sons Incorporated
Robertson, Stephens & Company, LLC
SoundView Financial Group, Inc.
                                      ---------------
TOTAL UNDERWRITERS (   )

                                  SCHEDULE II

                        SCHEDULE OF SELLING SHAREHOLDERS


                                                                  MAXIMUM
                                    NUMBER OF                    NUMBER OF
                                   FIRM SHARES  PERCENTAGE OF  OPTION SHARES    PERCENTAGE OF
SELLING SHAREHOLDER                TO BE SOLD    FIRM SHARES    TO BE SOLD      OPTION SHARES
-------------------                ----------    -----------    ----------      -------------
Wand/IMA Investments, L.P.*.....
630 Fifth Avenue, Suite 2435
New York, NY  10111

Wand/IMA Investments II L.P.*...
630 Fifth Avenue, Suite 2435
New York, NY  10111

Wand/IMA Investments III L.P.*..
630 Fifth Avenue, Suite 2435
New York, NY  10111

Albert R. Subbloie, Jr.*+.......

Gary R. Martino*+...............

Andrei Poludnewycz *+...........

James S. Aufdemberge............

Paul G. Frederick...............

James E. Anderson...............

David G. Caldeira...............

Michael P. McGroarty *+.........

Paul J. Schmidt *+..............

David J. Callard *..............
c/o Wand Partners Inc.
630 Fifth Avenue, Suite 2435
New York, NY  10111

Thomas F. Hill *................
c/o Wand Partners Inc.
630 Fifth Avenue, Suite 2435
New York, NY  10111

Donald P. Miller *..............
_______________

+ Management Selling Shareholders.  See Section 1(b)(iv).
*   Principal Selling Shareholders.  See Section 8(a).

Unless otherwise indicated, each person or entity listed hereon maintains a mailing address c/o Information Management Associated, One Corporate Drive, Suite 414, Shelton, Connecticut 06484.

                                                                  MAXIMUM
                                    NUMBER OF                    NUMBER OF
                                   FIRM SHARES  PERCENTAGE OF  OPTION SHARES   PERCENTAGE OF
SELLING SHAREHOLDER                TO BE SOLD    FIRM SHARES     TO BE SOLD    OPTION SHARES
-------------------                ----------    -----------     ----------    -------------
Mercury Asset Management plc...

James H. Coffman, Jr. .........

Michael Herlehy................

Joseph Niciforo................

Joseph LeMay, Jr. .............

Thomas Pederson................

William and Marylee Trousdale..

Floyd Donahue..................

Charles Heller.................

Craig Lund.....................

Robert Geissman................
                                     ----------   ----------   ----------        ---------

TOTAL

_______________

+ Management Selling Shareholders.  See Section 1(b)(iv).
*   Principal Selling Shareholders.  See Section 8(a).

Unless otherwise indicated, each person or entity listed hereon maintains a mailing address c/o Information Management Associated, One Corporate Drive, Suite 414, Shelton, Connecticut 06484.

                                  EXHIBIT A-1

                           FORM OF LOCK-UP LETTER FOR
                  DIRECTORS, OFFICERS AND CERTAIN SHAREHOLDERS


                                    February ___, 1997


CONFIDENTIAL
------------

Alex. Brown & Sons Incorporated
Robertson Stephens & Company, LLC
Soundview Financial Group, Inc.
As Representatives of the
  Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Information Management Associates, Inc.
One Corporate Drive, Suite 414
Shelton, Connecticut 06484

  Re:  Restriction on Transfer of Common Stock
       ---------------------------------------

Ladies and Gentlemen:

  The undersigned officer, director or beneficial owner of securities of Information Management Associates, Inc. (the "Company") understands that the Company is engaged in the preparation of a Registration Statement (the "Registration Statement") for the initial public offering (the "Offering") of its Common Stock, no par value per share (the "Common Stock"), underwritten by Alex. Brown & Sons Incorporated, Robertson Stephens & Company, LLC and Soundview Financial Group, Inc. (the "Representatives") and several other underwriters (collectively with the Representatives, the "Underwriters").

  The undersigned recognizes that it is in the best financial interests of the undersigned, as an officer, director or securityholder of the Company, that the Company complete the Offering and you have requested this agreement to facilitate the Offering.

  In consideration of the Underwriters' agreement to purchase and undertake the Offering and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, except as provided herein, that the undersigned will not, for a period beginning on the date hereof and expiring one hundred and eighty (180) days following the date the Registration Statement is declared effective by the Securities and Exchange Commission: (i) offer, pledge, sell, contract to sell, grant any option to purchase, purchase any option to sell, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants to purchase any shares of Common Stock (including any stock appreciation right, or similar right with an exercise or conversion privilege at a price related to or derived from the market price of the Common Stock) or any securities convertible into or exchangeable for shares of Common Stock owned directly by the undersigned or with respect to which the undersigned has the power of disposition; or (ii) engage in any hedging transactions with respect to the Common Stock that may have an impact on the market price of the Common Stock.

  Notwithstanding the foregoing restrictions on transfer, the undersigned shall be permitted to make the following transfers: (i) transfers made by gift, will or intestacy, provided that each transferee agrees in writing to be bound by the terms hereof; (ii) transfers to the transferor's affiliates, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended, provided that each transferee agrees in writing to be bound by the terms hereof;
(iii) in the event the undersigned is an individual, transfers to members of the immediate family, provided that each transferee agrees in writing to be bound by the terms hereof; (iv) transfers made with the prior written consent of each of the Representatives; and (v) transfers pursuant to the Registration Statement.

  The undersigned also agrees and consents to the entry of stock transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock issued or issuable to the undersigned, except in accordance with the terms hereof. This instrument shall terminate if the Underwriting Agreement relating to the Offering (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the shares thereunder.

  The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this agreement.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                    Very truly yours,


                                    ________________________________


                                    By:_____________________________

                                    Name:__________________________
                                         (Print)


                                    Title:___________________________


Date Signed:  February __, 1997

                                  EXHIBIT A-2

                FORM OF LOCK-UP LETTER FOR CERTAIN SHAREHOLDERS


                                    February ___, 1997


CONFIDENTIAL
------------

Alex. Brown & Sons Incorporated
Robertson Stephens & Company, LLC
Soundview Financial Group, Inc.
As Representatives of the
  Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Information Management Associates, Inc.
One Corporate Drive, Suite 414
Shelton, Connecticut 06484

  Re:  Restriction on Transfer of Common Stock
       ---------------------------------------

Ladies and Gentlemen:

  The undersigned officer, director or beneficial owner of securities of Information Management Associates, Inc. (the "Company") understands that the Company is engaged in the preparation of a Registration Statement (the "Registration Statement") for the initial public offering (the "Offering") of its Common Stock, no par value per share (the "Common Stock"), underwritten by Alex. Brown & Sons Incorporated, Robertson Stephens & Company, LLC and Soundview Financial Group, Inc. (the "Representatives") and several other underwriters (collectively with the Representatives, the "Underwriters").

  The undersigned recognizes that it is in the best financial interests of the undersigned, as an officer, director or securityholder of the Company, that the Company complete the Offering and you have requested this agreement to facilitate the Offering.

  In consideration of the Underwriters' agreement to purchase and undertake the Offering and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, except as provided herein, that the undersigned will not, for a period beginning on the date hereof and expiring ninety (90) days following the date the Registration Statement is declared effective by the Securities and Exchange Commission: (i) offer, pledge, sell, contract to sell, grant any option to purchase, purchase any option to sell, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants to purchase any shares of Common Stock (including any stock appreciation right, or similar right with an exercise or conversion privilege at a price related to or derived from the market price of the Common Stock) or any securities convertible into or exchangeable for shares of Common Stock owned directly by the undersigned or with respect to which the undersigned has the power of disposition; or (ii) engage in any hedging transactions with respect to the Common Stock that may have an impact on the market price of the Common Stock.

  Notwithstanding the foregoing restrictions on transfer, the undersigned shall be permitted to make the following transfers: (i) transfers made by gift, will or intestacy, provided that each transferee agrees in writing to be bound by the terms hereof; (ii) transfers to the transferor's affiliates, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended, provided that each transferee agrees in writing to be bound by the terms hereof;
(iii) in the event the undersigned is an individual, transfers to members of the immediate family, provided that each transferee agrees in writing to be bound by the terms hereof; (iv) transfers made with the prior written consent of each of the Representatives; and (v) transfers pursuant to the Registration Statement.

  The undersigned also agrees and consents to the entry of stock transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock issued or issuable to the undersigned, except in accordance with the terms hereof. This instrument shall terminate if the Underwriting Agreement relating to the Offering (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the shares thereunder.

  The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this agreement.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                    Very truly yours,


                                    ________________________________


                                    By:_____________________________

                                    Name:__________________________
                                         (Print)

                                    Title:___________________________



Date Signed:  February __, 1997

                                  EXHIBIT A-3

               FORM OF LOCK-UP LETTER FOR EMPLOYEE OPTION HOLDERS


                                    February ___, 1997


CONFIDENTIAL
------------

Alex. Brown & Sons Incorporated
Robertson Stephens & Company, LLC
Soundview Financial Group, Inc.
As Representatives of the
  Several Underwriters
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Information Management Associates, Inc.
One Corporate Drive, Suite 414
Shelton, Connecticut 06484

  Re:  Restriction on Transfer of Common Stock
       ---------------------------------------

Ladies and Gentlemen:

  The undersigned officer, director or beneficial owner of securities of Information Management Associates, Inc. (the "Company") understands that the Company is engaged in the preparation of a Registration Statement (the "Registration Statement") for the initial public offering (the "Offering") of its Common Stock, no par value per share (the "Common Stock"), underwritten by Alex. Brown & Sons Incorporated, Robertson Stephens & Company, LLC and Soundview Financial Group, Inc. (the "Representatives") and several other underwriters (collectively with the Representatives, the "Underwriters").

  The undersigned recognizes that it is in the best financial interests of the undersigned, as an officer, director or securityholder of the Company, that the Company complete the Offering and you have requested this agreement to facilitate the Offering.

  In consideration of the Underwriters' agreement to purchase and undertake the Offering and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, except as provided herein, that the undersigned will not, for a period beginning on the date hereof and expiring one hundred and eighty (180) days following the date the Registration Statement is declared effective by the Securities and Exchange Commission: (i) offer, pledge, sell, contract to sell, grant any option to purchase, purchase any option to sell, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants to purchase any shares of Common Stock (including any stock appreciation right, or similar right with an exercise or conversion privilege at a price related to or derived from the market price of the Common Stock) or any securities convertible into or exchangeable for shares of Common Stock owned directly by the undersigned or with respect to which the undersigned has the power of disposition; or (ii) engage in any hedging transactions with respect to the Common Stock that may have an impact on the market price of the Common Stock.

  Notwithstanding the foregoing restrictions on transfer, the undersigned shall be permitted to make the following transfers: (i) transfers made by gift, will or intestacy, provided that each transferee agrees in writing to be bound by the terms hereof; (ii) transfers to the transferor's affiliates, as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended, provided that each transferee agrees in writing to be bound by the terms hereof;
(iii) in the event the undersigned is an individual, transfers to members of the immediate family, provided that each transferee agrees in writing to be bound by the terms hereof; (iv) transfers made with the prior written consent of each of the Representatives; (v) transfers pursuant to the Registration Statement; and
(vi) transfers of up to ________ shares of Common Stock issued upon exercise of stock options.

  The undersigned also agrees and consents to the entry of stock transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock issued or issuable to the undersigned, except in accordance with the terms hereof. This instrument shall terminate if the Underwriting Agreement relating to the Offering (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the shares thereunder.

  The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this agreement.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                    Very truly yours,


                                    ________________________________


                                    By:_____________________________

                                    Name:__________________________
                                         (Print)


                                    Title:___________________________



Date Signed:  February __, 1997



                                       3